UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2010

TomoTherapy Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1240 Deming Way, Madison, Wisconsin		53717
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-824-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 3, 2010, the Board of Directors (the “Board”) of TomoTherapy Incorporated (the “Company”) expanded the size of the Board from nine to ten members and extended an offer to Lance C. Balk, age 52, to serve as a director of the Company, which Mr. Balk accepted on May 5, 2010. Mr. Balk brings 26 years of legal and business experience to the TomoTherapy board and will stand for reelection at the 2011 Annual Meeting along with the other nine current members of the Board.

Mr. Balk was the Senior Vice President and General Counsel for Siemens Healthcare Diagnostic and its predecessor, Dade Behring, from 2006 until January, 2010, where he was responsible for global legal matters including customer contracting, regulatory, employment law, compliance, intellectual property, corporate secretary duties and supply chain management. From 1984 until 2006, Mr. Balk co-founded and was a partner of Kirkland & Ellis LLP’s New York office, practicing in corporate and securities law, where he was involved in initial public offerings, debt and equity offerings, mergers and acquisitions, and other business transactions. Mr. Balk received his Bachelors degree from Northwestern University and his Juris Doctor and Masters of Business Administration from University of Chicago. Also, effective May 5, 2010, the Board appointed Mr. Balk to the Company’s Audit Committee.

Since 2001, Mr. Balk has been a member of the Board of Directors of Belden Inc., a NYSE listed manufacture of cables and connectivity products.

In connection with Mr. Balk’s appointment to the Board, he has executed the standard confidentiality agreement and indemnification agreement for directors and will be entitled, at the next regularly scheduled Board meeting, to receive an initial grant of restricted stock of such number of shares of the Company’s common stock that equals approximately $120,000 economic value, rounded up to the nearest 500 shares, to be calculated within 10 days before such meeting. The restrictions on the grant will be lifted 25% on the date of grant, and the remaining 75% pro rata on a quarterly basis over the three years following the grant. He will also be entitled to receive annual equity grants and cash compensation as described under “Corporate Governance and Board of Directors Matters—Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2010.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press Release dated May 5, 2010, titled “TomoTherapy Appoints Lance Balk to Its Board of Directors”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TomoTherapy Incorporated

May 5, 2010	By:	/s/Brenda S. Furlow

Name: Brenda S. Furlow
Title: VP, Corp Secy & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 5, 2010, titled “TomoTherapy Appoints Lance Balk to Its Board of Directors”